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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2001



                                 SPX CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-6498               38-1016240
(State or other jurisdiction of    (Commission          (I.R.S. Employer
incorporation or organization)     File Number)        Identification No.)

                             700 Terrace Point Drive
                            Muskegon, Michigan 49443
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (231) 724-5000

                                      None
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On May 8, 2001, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1     Press Release issued May 8, 2001


                                       1
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SPX CORPORATION


Date: May 8, 2001                     By:/s/ Patrick J. O'Leary
                                         --------------------------------------
                                           Patrick J. O'Leary
                                           Vice President Finance, Treasurer
                                             and Chief Financial Officer



                                       S-1
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                                INDEX TO EXHIBITS


Exhibit
Number            Description
-------           -----------

99.1              Press Release issued May 8, 2001